UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________

                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 18, 2008
                                _________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
                            _________________________
             (Exact name of registrant as specified in its charter)

          NEVADA                       0-25455                   201777817
          ______                       _______                   _________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)
                          5050 QUORUM DRIVE
                              SUITE 700
                           DALLAS, TEXAS                    75254
                           _____________                    _____
              (Address of principal executive offices)    (Zip Code)


                                 (214) 321-0603
                                 ______________
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on December 18, 2008, the Board of Directors (the "Board") of Morgan Creek Energy Corp., a Nevada corporation (the "Company") accepted the resignation of Stephen Jewett dated December 18, 2008 as a member of the Board of Directors of the Company. The were no disagreements or disputes between the Company and Mr. Jewett. Therefore, the Board of Directors remains comprised of Marcus Johnson, D. Bruce Horton, Erik Essiger, Peter Wilson and Angelo Viard.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.


Not applicable.
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MORGAN CREEK ENERGY CORP.

DATE:  DECEMBER 22, 2008.            /s/ PETER WILSON
                                     ___________________________________
                                     NAME: PETER WILSON
                                     TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

                                   __________